Exhibit 4.2

EXECUTION VERSION

S&P GLOBAL INC.

STANDARD & POOR’S FINANCIAL SERVICES LLC,

as Guarantor

5.000% Senior Notes due 2022

4.125% Senior Notes due 2023

3.625% Senior Notes due 2024

4.750% Senior Notes due 2025

4.000% Senior Notes due 2026

4.750% Senior Notes due 2028

4.250% Senior Notes due 2029

SEVENTH SUPPLEMENTAL INDENTURE

Dated as of March 2, 2022

to the Indenture Dated as of May 26, 2015

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

i

TABLE OF CONTENTS

(Continued)

Page

APPENDIX

APPENDIX A Provisions relating to the Notes

EXHIBITS

EXHIBIT A Forms of Notes

ii

SEVENTH SUPPLEMENTAL INDENTURE

SEVENTH SUPPLEMENTAL INDENTURE (this “Seventh Supplemental Indenture”), dated as of March 2, 2022, among S&P GLOBAL INC., a New York corporation (the “Company”), having its principal executive offices at 55 Water Street, New York, New York 10041, STANDARD & POOR’S FINANCIAL SERVICES LLC, a Delaware limited liability company, as guarantor hereunder (the “Guarantor”), AND U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company, the Guarantor and the Trustee executed and delivered an Indenture, dated as of May 26, 2015 (the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more series as provided in the Indenture;

WHEREAS, the establishment of (i) a new series of the Securities of the Company designated as its 5.000% Senior Notes due 2022 (the “2022 Notes”); (ii) a new series of the Securities of the Company designated as its 4.125% Senior Notes due 2023 (the “2023 Notes”); (iii) a new series of the Securities of the Company designated as its 3.625% Senior Notes due 2024 (the “2024 Notes”); (iv) a new series of the Securities of the Company designated as its 4.750% Senior Notes due 2025 (the “2025 Notes”); (v) a new series of the Securities of the Company designated as its 4.000% Senior Notes due 2026 (the “2026 Notes”); (vi) a new series of the Securities of the Company designated as its 4.750% Senior Notes due 2028 (the “2028 Notes”); and (vii) a new series of the Securities of the Company designated as its 4.250% Senior Notes due 2029 (the “2029 Notes” and, together with the 2022 Notes, the 2023 Notes, the 2024 Notes, the 2025 Notes, the 2026 Notes and the 2028 Notes, the “Notes”), all such Notes to be fully and unconditionally guaranteed by the Guarantor, have been authorized by resolutions adopted by the Board of Directors of the Company and the Board of Managers of the Guarantor;

WHEREAS, the Company desires to issue and deliver to its wholly owned subsidiary S&P Global Market Intelligence Inc., a Delaware corporation (the “Initial Holder”), on the date hereof the following Notes: (i) $734,098,000 aggregate principal amount of the 2022 Notes; (ii) $462,292,000 aggregate principal amount of the 2023 Notes; (iii) $353,197,000 aggregate principal amount of the 2024 Notes; (iv) $795,818,000 aggregate principal amount of the 2025 Notes; (v) $497,157,000 aggregate principal amount of the 2026 Notes; (vi) $700,697,000 aggregate principal amount of the 2028 Notes; and (vii) $930,164,000 aggregate principal amount of the 2029 Notes, all such Notes to be fully and unconditionally guaranteed by the Guarantor in accordance with Article 12 of the Indenture;

WHEREAS, Sections 2.01 and 10.01 of the Indenture provide that the Company, when authorized by a Board Resolution, and the Trustee may amend or supplement the Indenture to provide for the issuance of and to establish the form or terms and conditions of Securities of any series as permitted by the Indenture;

WHEREAS, the Company desires to establish the form, terms and conditions of the Notes; and

WHEREAS, all things necessary to make this Seventh Supplemental Indenture a legal, valid and binding supplement to the Indenture according to its terms and the terms of the Indenture have been done;

NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, the Company, the Guarantor and the Trustee mutually covenant and agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE 1

DEFINITIONS

Section 1.01. Certain Terms Defined in the Indenture; Additional Terms.

(a) For purposes of this Seventh Supplemental Indenture, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Indenture, as amended hereby.

(b) The following capitalized terms used herein shall be defined accordingly:

“Additional Interest” has the meaning set forth in Section 2.08 hereof.

“Additional Notes” has the meaning set forth in Section 2.05(b) hereof.

“Adjusted Treasury Rate” means, with respect to a Note at any redemption date, as provided by the Company, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Par Call Date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date, in each case calculated on the third Business Day immediately preceding the date that the applicable redemption notice is first mailed or sent, in each case, plus: (i) 50 basis points in the case of the 2022 Notes; (ii) 25 basis points in the case of the 2023 Notes; (iii) 25 basis points in the case of the 2024 Notes; (iv) 50 basis points in the case of the 2025 Notes; (v) 50 basis points in the case of the 2026 Notes; (vi) 30 basis points in the case of the 2028 Notes; and (vii) 30 basis points in the case of the 2029 Notes.

“Agent Member” means a member of, or a participant in, the Depository.

“Applicable Premium” means with respect to a Note at any redemption date, as provided by the Company, the excess of (1) the present value at such redemption date of the Remaining Scheduled Payments on such Note (but excluding accrued and unpaid interest, if any, to, but excluding, the redemption date), computed using a discount rate equal to the Adjusted Treasury Rate, over (2) the principal amount of such Note on such redemption date.

“Below Investment Grade Rating Event” means the applicable series of Notes is rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the applicable series of Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect to a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee or the Company in writing at the Trustee’s or the Company’s request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event). The Trustee has no obligation to monitor or determine if any such event has occurred.

“Business Day” means each day other than a Saturday, Sunday or a day on which the Trustee or commercial banking institutions are authorized or required by law to close in New York City or London, England.

“Certificated Note” means a Note in registered individual certificated form without interest coupons.

“Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any person (as defined in the Indenture, and in addition as that term is used in Section 13(d)(3) and Section 14(d)(2) of the Exchange Act) or group of related persons for purposes of Section 13(d) of the Exchange Act other than the Company or one of its Subsidiaries; (2) the approval by the holders of the Company’s common stock of any plan or proposal for the liquidation or dissolution of the Company (whether or not otherwise in compliance with the provisions hereof); or (3) the consummation of any transaction or series of related transactions (including, without limitation, any merger or consolidation) the result of which is that any person becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of shares of the Company’s Voting Stock.

“Change of Control Offer” has the meaning set forth in Section 2.07(a) hereof.

“Change of Control Payment” has the meaning set forth in Section 2.07(a) hereof.

“Change of Control Payment Date” has the meaning set forth in Section 2.07(b)(iii) hereof.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Comparable Treasury Issue” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term (the “Remaining Life”) of the Notes from the redemption date to the Par Call Date, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a maturity most nearly equal to the Par Call Date.

“Comparable Treasury Price” means, with respect to a Note at any Optional Redemption Date, if clause (2) of the Adjusted Treasury Rate definition is applicable, the average of two, or such lesser number as is obtained by the Company, Reference Treasury Dealer Quotations for such redemption date.

“Credit Facility” means one or more (1) credit facilities with banks, investors, purchasers or other debtholders or other lenders providing for revolving credit loans or term loans or the issuance of letters of credit or bankers’ acceptances or the like, (2) note purchase agreements and indentures providing for the sale of Debt securities or (3) agreements that refinance any Debt incurred under any arrangement or agreement described in clause (1) or (2) or this clause (3), including in each case any successor or replacement arrangement, arrangements, agreement or agreements.

“DTC” means The Depository Trust Company.

“Fitch” means Fitch Ratings Ltd, and its successors.

“Global Note” means a Note in registered global form without interest coupons.

“Initial Certificated Notes” has the meaning set forth in Section 2.01(a) hereof.

“interest,” in respect of the Notes, unless the context otherwise requires, refers to interest.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and equal to or higher than BBB- (or the equivalent) by Fitch (or, in each case, the equivalent investment grade credit rating from any Rating Agency).

“Moody’s” means Moody’s Investors Service, Inc., and its successors.

“Optional Redemption Date” means any such date fixed for redemption pursuant to Section 2.06(a) or Section 2.06(b).

“Par Call Date” means (i) August 1, 2022 with respect to the 2022 Notes, (ii) July 1, 2023 with respect to the 2023 Notes, (iii) April 1, 2024 with respect to the 2024 Notes, (iv) November 15, 2024 with respect to the 2025 Notes, (v) December 1, 2025 with respect to the 2026 Notes, (vi) May 1, 2028 with respect to the 2028 Notes and (vii) February 1, 2029 with respect to the 2029 Notes.

“Paying Agent” has the meaning set forth in Section 2.02 hereof.

“Quotation Agent” means the Reference Treasury Dealer selected by the Company.

“Rating Agencies” means (1) Moody’s and Fitch; (2) if Moody’s or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Company’s board of directors) as a replacement agency for Moody’s or Fitch; and (3) at the Company’s option, any other “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Company’s board of directors) to rate the Notes.

“Redemption Price” when used with respect to any Security to be redeemed, means the price specified in the Security at which it is to be redeemed pursuant to this Indenture.

“Reference Treasury Dealer” means (1) either Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors and assigns or J.P. Morgan Securities LLC and its successors and assigns, with respect to the 2022 Notes; (2) either Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors and assigns or Wells Fargo Securities, LLC and its successors and assigns, with respect to the 2025 Notes; (3) each of RBC Capital Markets, LLC and its successors and assigns and HSBC Securities (USA) Inc. and its successors and assigns, with respect to the 2026 Notes; (4) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and its successors and assigns, HSBC Securities (USA) Inc. and its successors and assigns and J.P. Morgan Securities LLC and its successors and assigns; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a “Primary Treasury Dealer”), the Company shall substitute therefor another Primary Treasury Dealer, with respect to the 2023 Notes and the 2028 Notes; and (5) each of Citigroup Global Markets Inc. and its successors and assigns, Morgan Stanley & Co. LLC and its successors and assigns and RBC Capital Markets, LLC and its successors and assigns; provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefore another Primary Treasury Dealer, with respect to the 2024 Notes and the 2029 Notes.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Optional Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Company by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the second Business Day immediately preceding the date that the applicable redemption notice is first mailed or sent.

“Registration Default” has the meaning ascribed thereto in the Registration Rights Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, by and among the Company, Goldman Sachs & Co. LLC, Deutsche Bank Securities Inc., and Citigroup Global Markets Inc.

“Remaining Scheduled Payments” means the remaining payments of principal of and interest on the Notes that would be due after the redemption date but for such redemption if the Notes matured on the Par Call Date. If the redemption date is not an interest payment date, the amount of the next succeeding scheduled interest payment on the Notes will be reduced by the amount of interest accrued thereon to the redemption date.

ARTICLE 2

FORM AND TERMS OF THE NOTES

Section 2.01. Form and Dating. (a) The Notes and the Trustee’s certificate of authentication shall be substantially in the forms set forth on Exhibit A attached hereto. The Notes shall be issued initially as Certificated Notes to the Initial Holder (the “Initial Certificated Notes”). The Notes shall be executed on behalf of the Company by any Officer and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these Officers on the Notes may be manual, facsimile or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to the Trustee by the Company), in English. The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $2,000 and integral multiples of $1,000, in excess thereof.

The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of the Indenture as supplemented by this Seventh Supplemental Indenture and the Company, the Guarantor and the Trustee, by their execution and delivery of this Seventh Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(b) Section 2.03(a) of the Indenture shall be modified with respect to the Notes as follows:

(a) The Securities shall be executed on behalf of the Company by any Officer and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these Officers on the Securities may be manual, facsimile or by way of a digital signature provided by DocuSign (or such other digital signature provider as specified in writing to the Trustee by the Company), in English. It shall not be necessary for the Securities of any series to be endorsed or executed by the Guarantor and such Securities shall nevertheless be entitled to the benefits of Article 12 hereof unless otherwise expressly determined pursuant to Section 2.01(b)(xvii).

(c) Section 2.03(b) of the Indenture shall be modified with respect to the Notes as follows:

(b) Securities bearing the manual, facsimile or electronic signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

Section 2.02. Paying Agent; Depository. (a) The Company hereby appoints the Trustee as the initial agent of the Company for the payment of the principal of (and premium, if any) and interest on the Notes (the “Paying Agent”), and the office of the Trustee located in the Borough of Manhattan, the City of New York, be and hereby is, designated as the office or agency where the Notes may be presented for payment and where notices to or demands upon the Company in respect of the Notes and the Indenture pursuant to which the Notes are to be issued may be served. The Company may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which the paying agent acts.

(b) The Depository for the Global Notes shall initially be DTC and any and all successors thereto appointed as Depository by the Company. Upon delivery of the Initial Certificated Notes to the Company, together with a request from the Initial Holder, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository, Global Notes to the Depository for transfer to Agent Members as directed by the Initial Holder in accordance with Section 2.05 of the Indenture. Upon delivery of the Global Notes to the Depository, the Trustee shall cancel the Initial Certificated Notes.

Section 2.03. Registration. (a) The Initial Certificated Notes will be registered in the name of the Initial Holder. Each Global Note will be registered in the name of the Depository or its nominee and, so long as DTC is serving as the Depository thereof, will bear a legend as set forth in Appendix A hereto.

(i) Each Global Note will be delivered to the Trustee as custodian for the Depository. Transfers of a Global Note (but not a beneficial interest therein) will be limited to transfers thereof in whole, but not in part, to the Depository, its successors or their respective nominees, except (y) as set forth in (iii) of this Section 2.03(a) and (z) transfers of portions thereof in the form of Certificated Notes may be made upon request of an Agent Member (for itself or on behalf of a beneficial owner) by written notice given to the Trustee by or on behalf of the Depository in accordance with customary procedures of the Depository and in compliance with this Section 2.03 and Section 2.04.

(ii) Agent Members will have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, the Depository or its nominee may grant proxies and otherwise authorize any Person (including any Agent Member and any Person that holds a beneficial interest in a Global Note through an Agent Member) to take any action which a Holder is entitled to take under this Indenture or the Notes, and nothing herein will impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any security.

(iii) If (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for a Global Note and a successor depositary is not appointed by the Company within 90 days of such notice or (y) an Event of Default has occurred and is continuing and the Trustee has received a written request from the Depository, the Trustee will promptly exchange each beneficial interest in the Global Note for one or more Certificated Notes in authorized denominations having an equal aggregate principal amount registered in the name of the owner of such beneficial interest, as identified to the Trustee by the Depository, and thereupon the Global Note will be deemed canceled.

(b) Each Certificated Note will be registered in the name of the Holder thereof or its nominee.

Section 2.04. Transfer and Exchange. (a) Following the initial delivery of the Global Notes to the Depository, the transfer or exchange of any Note (or a beneficial interest therein) may only be made in accordance with this Section 2.04 and, in the case of a Global Note (or a beneficial interest therein), the applicable rules and procedures of the Depository. The Security Registrar shall refuse to register any requested transfer or exchange that does not comply with the preceding sentence.

(b) The Trustee will retain copies of all certificates, opinions and other documents received in connection with the transfer or exchange of a Note (or a beneficial interest therein), and the Company will have the right to inspect and make copies thereof at any reasonable time upon prior written notice to the Trustee.

Section 2.05. Terms of the Notes. The following terms relating to the Notes are hereby established:

(a) Title. The 2022 Notes shall constitute a series of Securities having the title “5.000% Senior Notes due 2022”, the 2023 Notes shall constitute a series of Securities having the title “4.125% Senior Notes due 2023”, the 2024 Notes shall constitute a series of Securities having the title “3.625% Senior Notes due 2024,” the 2025 Notes shall constitute a series of Securities having the title “4.750% Senior Notes due 2025”, the 2026 Notes shall constitute a series of Securities having the title “4.000% Senior Notes due 2026”, the 2028 Notes shall constitute a series of Securities having the title “4.750% Senior Notes due 2028” and the 2029 Notes shall constitute a series of Securities having the title “4.250% Senior Notes due 2029”.

(b) Principal Amount. The aggregate principal amount of the 2022 Notes that may be initially authenticated and delivered under the Indenture shall be $734,098,000. The aggregate principal amount of the 2023 Notes that may be initially authenticated and delivered under the Indenture shall be $462,292,000. The aggregate principal amount of the 2024 Notes that may be initially authenticated and delivered under the Indenture shall be $353,197,000. The aggregate principal amount of the 2025 Notes that may be initially authenticated and delivered under the Indenture shall be $795,818,000. The aggregate principal amount of the 2026 Notes that may be initially authenticated and delivered under the Indenture shall be $497,157,000. The aggregate principal amount of the 2028 Notes that may be initially authenticated and delivered under the Indenture shall be $700,697,000. The aggregate principal amount of the 2029 Notes that may be initially authenticated and delivered under the Indenture shall be $930,164,000. The Company may from time to time, without the consent of the Holders of Notes, issue additional Notes of a series (in any such case “Additional Notes”) having the same ranking and the same interest rate, maturity and other terms as the Notes of such series, except for the issue date, the public offering price and, in some cases, the first Interest Payment Date and interest accrual date; provided that no Event of Default with respect to such series of Notes shall have occurred and be continuing; provided further that if any such Additional Notes are not fungible with the Notes of such series initially issued hereunder for U.S. federal income tax purposes, such Additional Notes shall have a separate CUSIP number. Any Additional Notes of a series and the existing Notes of such series will constitute a single series under the Indenture and all references to the relevant Notes of that series shall include the Additional Notes of such series unless the context otherwise requires.

(c) Maturity Date. The entire outstanding principal of the 2022 Notes shall be payable on November 1, 2022, the entire outstanding principal of the 2023 Notes shall be payable on August 1, 2023, the entire outstanding principal of the 2024 Notes shall be payable on May 1, 2024, the entire outstanding principal of the 2025 Notes shall be payable on February 15, 2025, the entire outstanding principal of the 2026 Notes shall be payable on March 1, 2026, the entire outstanding principal of the 2028 Notes shall be payable on August 1, 2028 and the entire outstanding principal of the 2029 Notes shall be payable on May 1, 2029.

(d) Interest Rate. The rate at which the 2022 Notes shall bear interest shall be 5.000% per annum; the rate at which the 2023 Notes shall bear interest shall be 4.125% per annum; the rate at which the 2024 Notes shall bear interest shall be 3.625% per annum; the rate at which the 2025 Notes shall bear interest shall be 4.750% per annum; the rate at which the 2026 Notes shall bear interest shall be 4.000% per annum; the rate at which the 2028 Notes shall bear interest shall be 4.750% per annum; and the rate at which the 2029 Notes shall bear interest shall be 4.250% per annum; the date from which interest shall accrue on the Notes shall be March 2, 2022, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the 2022 Notes shall be May 1 and November 1 of each year, beginning May 1, 2022; the Interest Payment Dates for the 2023 Notes shall be February 1 and August 1 of each year, beginning August 1, 2022; the Interest Payment Dates for the 2024 Notes shall be May 1 and November 1 of each year, beginning May 1, 2022; the Interest Payment Dates for the 2025 Notes shall be February 15 and August 15 of each year, beginning August 15, 2022; the Interest Payment Dates for the 2026 Notes shall be March 1 and September 1 of each year, beginning September 1, 2022; the Interest Payment Dates for the 2028 Notes shall be February 1 and August 1 of each year, beginning August 1, 2022; and the Interest Payment Dates for the 2029 Notes shall be May 1 and November 1 of each year, beginning May 1, 2022; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the series of Notes (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be, for the 2022 Notes, April 15 and October 15, for the 2023 Notes, January 15 and July 15, for the 2024 Notes, April 15 and October 15, for the 2025 Notes, February 1 and August 1, for the 2026 Notes, February 15 and

August 15, for the 2028 Notes, January 15 and July 15, and for the 2029 Notes, April 15 and October 15, as the case may be, next preceding such Interest Payment Date (whether or not a Business Day); provided that interest payable at the Stated Maturity or upon redemption will be paid to the person to whom principal is payable. Payment of principal and interest on the Notes will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on the Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

(e) Currency. The currency of denomination of the Notes is United States Dollars. Payment of principal of and interest and premium, if any, on the Notes will be made in United States Dollars.

Section 2.06. Optional Redemption. (a) On or after the applicable Par Call Date, the Company may redeem the Notes, at its option, at any time in whole, or from time to time in part at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on such Notes being redeemed to, but excluding, the Optional Redemption Date.

(b) At any time, prior to the applicable Par Call Date, the Company may redeem all or a portion of the Notes, at its option, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed, plus the Applicable Premium as of, and accrued and unpaid interest, if any, to, but excluding, the Optional Redemption Date.

(c) The Adjusted Treasury Rate shall be calculated on the third Business Day preceding the Optional Redemption Date. The Company shall calculate the Redemption Price with respect to the Notes in accordance with the terms and provisions of this Indenture.

(d) On or before any Optional Redemption Date for the Notes, the Company will deposit with a Paying Agent, or the Trustee, funds sufficient to pay the Redemption Price of and accrued and unpaid interest on such Notes to be redeemed on such date. If less than all of the Notes of a series are to be redeemed, the Trustee shall select in accordance with the procedures of DTC (or in accordance with such other method that the Trustee deems appropriate if such Notes are then in certificated form), not more than 60 days prior to the Optional Redemption Date the Notes of such series or portions Notes of such series to be redeemed. The Trustee may select for redemption Notes and portions of Notes in amounts of $1,000 and integral multiples of $1,000 in excess thereof, provided that the unredeemed portion of any Note to be redeemed in part will not be less than $2,000, and shall thereafter promptly notify the Company in writing of the numbers of Notes to be redeemed, in whole or in part.

(e) Notice of redemption shall be delivered by first-class mail (or delivered by electronic transmission in accordance with the applicable procedures of DTC) to each Holder’s registered address (i) not less than 15 days nor more than 60 days prior to the Optional Redemption Date in the case of the 2023 Notes, the 2024 Notes, the 2028 Notes and the 2029 Notes, (ii) not less than 20 days nor more than 60 days prior to the Optional Redemption Date in the case of the 2026 Notes, and (iii) not less than 30 days nor more than 60 days prior to the Optional Redemption Date in the case of the 2022 Notes and the 2025 Notes. Notice of any redemption in connection with a corporate transaction that is pending (including an equity offering, an incurrence of indebtedness or a Change of Control) may, at the Company’s discretion, be given subject to one or more conditions precedent, including, but not limited to, completion of such corporate transaction. If such redemption is so subject to satisfaction of one or more conditions precedent, such notice shall describe each such condition, and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or otherwise waived by the Optional Redemption Date. The Company shall notify Holders of any such rescission as soon as practicable after determining that it will not be able satisfy or otherwise waive such conditions precedent. Once notice of redemption is mailed or sent, subject to the satisfaction of any conditions precedent provided in the notice of redemption, the Notes called for redemption will become due and payable on the Optional Redemption Date and at the applicable Redemption Price, plus accrued and unpaid interest to, but excluding, the Optional Redemption Date.

Section 2.07. Offer to Repurchase Upon a Change of Control Triggering Event. (a) Upon the occurrence of a Change of Control Triggering Event, unless the Company has exercised its right to redeem all of a series of Notes pursuant to Section 2.06 hereof, each Holder of such series of Notes shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes of such series pursuant to the offer described below (the “Change of Control Offer”) on the terms set forth in the Notes of such series at a purchase price in cash equal to 101% of the aggregate principal amount of such series of Notes repurchased plus accrued and unpaid interest, if any, to the date of purchase (the “Change of Control Payment”), pursuant to and in accordance with the offer described in this Section 2.07.

(b) Within 30 days following any Change of Control Triggering Event, the Company shall deliver a notice to each Holder of Notes, with a written copy to the Trustee, which notice shall govern the terms of the Change of Control Offer. Such notice shall state:

(i) a description of the transaction or transactions that constitute the Change of Control Triggering Event;

(ii) that the Change of Control Offer is being made pursuant to this Section 2.07 and that all Notes validly tendered will be accepted for payment;

(iii) that the Change of Control Payment and the “Change of Control Payment Date,” which shall be a Business Day that is no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as may be required by law;

(iv) that any Note not tendered will continue to accrue interest;

(v) that any Note accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date unless the Company shall default in the payment of the Change of Control Payment of the Notes and the only remaining right of the Holder is to receive payment of the Change of Control Payment upon surrender of the Notes to the Paying Agent;

(vi) that Holders electing to have a portion of a Note purchased pursuant to a Change of Control Offer may only elect to have such Note purchased in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof;

(vii) that if a Holder elects to have a Note purchased pursuant to the Change of Control Offer it will be required to surrender the Note, with the form entitled “Option of Holder to Elect Purchase” on the reverse of the Note completed, or transfer by book- entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day prior to the Change of Control Payment Date;

(viii) that a Holder will be entitled to withdraw its election if the Company receives, not later than the close of business on the third Business Day prior to the Change of Control Payment Date, a telegram, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Notes such Holder delivered for purchase, and a statement that such Holder is withdrawing its election to have such Note purchased; and

(ix) that if Notes are purchased only in part, a new Note of such series of the same type will be issued in a principal amount equal to the unpurchased portion of such series of Notes surrendered.

(c) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions thereof properly tendered; and

(iii) deliver or cause to be delivered for cancellation to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions thereof being purchased by the Company.

(d) The Paying Agent shall promptly mail to each Holder of Notes properly tendered the Change of Control Payment for the Notes, and the Trustee, upon receipt of a Company Request, shall promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Note of such series equal in principal amount to any unpurchased portion of any Notes of such series surrendered by such Holder, if any; provided that each new Note of such series will be in a principal amount of $2,000 or integral multiples of $1,000 in excess thereof.

(e) The Company shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with this Section 2.07, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 2.07 by virtue of such conflicts.

(f) Notwithstanding the foregoing, the Company will not be required to make an offer to repurchase the Notes upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company herein and such third party purchases all the Notes properly tendered and not withdrawn under its offer.

Section 2.08. Registration Default. If a Registration Default occurs with respect to the Notes of a particular series that are registrable securities (as that term is defined in the Registration Rights Agreement), then additional interest shall accrue on the principal amount of the Notes of such series that are registrable securities at a rate of 0.25% per annum for the first 90-day period beginning on the day immediately following such Registration Default (which rate will be increased by an additional 0.25% per annum for each subsequent 90-day period that such additional interest continues to accrue, provided that the rate at which such additional interest accrues may in no event exceed 0.50% per annum) (the “Additional Interest”). The Additional Interest will cease to accrue when the Registration Default is cured. The foregoing amounts shall not increase, even if more than one Registration Default has occurred and is continuing. Notwithstanding the foregoing, a Holder of Notes who is not entitled to the benefits of the shelf registration statement shall not be entitled to any increase in the interest rate borne by the Notes as a result of a registration default that pertains to the shelf registration statement. Any amounts of Additional Interest due will be payable in cash on the same original interest payment dates as interest on the Notes is payable.

ARTICLE 3

COVENANTS

The covenants listed in Section 4 of the Indenture shall apply to the Notes as modified by the amendment listed below.

Section 3.01. Rule 144A Information. With respect to the Notes, the following paragraph shall be added as Section 9.04(f) of the Indenture:

“(f) In addition, unless it is then subject to the reporting requirements of Section 13(d) or 15 of the Exchange Act, the Company will, upon request, furnish to any prospective purchaser of the Notes or beneficial owner of the Notes in connection with any sale thereof the information required by Rule 144A(d)(4) under the Securities Act, so long as any Notes remain outstanding and constitute “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act.”

ARTICLE 4

SUPPLEMENTAL INDENTURE

Section 4.01. Supplemental Indentures without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, the Guarantor and the Trustee (at the direction of the Company) at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the purposes set forth in Section

10.01 of the Indenture, and, in addition for the following purpose: to conform any provision of the Indenture, the Seventh Supplemental Indenture or the 2022 Notes, 2023 Notes, 2024 Notes, 2025 Notes, 2026 Notes, 2028 Notes and 2029 Notes, as applicable, to the “Description of the S&P Global Notes” appearing in the Company’s confidential offering memorandum and consent solicitation statement dated November 16, 2021, pursuant to which the Global Notes were originally offered.

ARTICLE 5

GUARANTEE

Section 5.01. Release of Guarantor from Guarantee. Section 12.07(a) of the Indenture shall be amended by replacing that section of the Indenture with the following, but only with respect to the Notes:

(a) The Guarantee by the Guarantor shall terminate and be of no further force or effect and the Guarantor shall be deemed to be released from all obligations upon:

(i) the sale or other disposition (including by way of consolidation or merger) of the Guarantor, other than to the Company or a Subsidiary of the Company and as permitted by this Indenture;

(ii) the sale or disposition of all or substantially all the assets of the Guarantor, other than to the Company or a Subsidiary of the Company and as permitted by this Indenture;

(iii) the Company’s exercise of its option under Section 11.03 or Section 11.04 or if the Company’s obligations under this Indenture are discharged in accordance with the terms of this Indenture; or

(iv) at such time as the Guarantor ceases to guarantee Debt, other than a discharge through payment thereon, under any Credit Facility of the Company, other than any such Credit Facility of the Company the guarantee of which by the Guarantor will be released concurrently with the release of the Guarantor’s guarantee of the Notes.

ARTICLE 6

MISCELLANEOUS

Section 6.01. Trust Indenture Act Controls. If any provision of this Seventh Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Seventh Supplemental Indenture by the Trust Indenture Act, the required provision shall control. If any provision of this Seventh Supplemental Indenture modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Seventh Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 6.02. Governing Law. This Seventh Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. EACH OF THE COMPANY, THE

GUARANTOR, THE HOLDERS AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.03. Payment of Notes. Payments in respect of the Notes represented by the Global Notes are to be made by wire transfer of immediately available funds to the accounts specified by the Holders of the Global Notes. With respect to Certificated Notes, the Company will make all payments through the Paying Agent by mailing a check to each Holder’s registered address; provided, however, that payments may also be made, in the case of a Holder of at least $1.0 million aggregate principal amount of Notes, by wire transfer to the account specified by the Holder thereof.

Section 6.04. Multiple Counterparts. The parties may sign multiple counterparts of this Seventh Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same Seventh Supplemental Indenture. One signed copy is enough to prove this Seventh Supplemental Indenture. The exchange of copies of this Seventh Supplemental Indenture and of signature pages by facsimile or electronic format (e.g., “.pdf” or “.tif”) transmission shall constitute effective execution and delivery of this Seventh Supplemental Indenture as to the parties hereto and may be used in lieu of the original Seventh Supplemental Indenture for all purposes. The words “execution,” “signed,” “signature,” and words of like import in this Seventh Supplemental Indenture or any agreement entered into in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act (e.g. DocuSign). The Company agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 6.05. Severability. Each provision of this Seventh Supplemental Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Seventh Supplemental Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

Section 6.06. Relation to Indenture. This Seventh Supplemental Indenture constitutes a part of the Indenture, the provisions of which (as modified by this Seventh Supplemental Indenture) shall apply to the series of Securities established by this Seventh Supplemental Indenture but shall not modify, amend or otherwise affect the Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series.

Section 6.07. Ratification. The Indenture, as supplemented and amended by this Seventh Supplemental Indenture, is in all respects ratified and confirmed. The Indenture and this Seventh Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Seventh Supplemental Indenture supersede any conflicting provisions included in the Indenture unless not permitted by law. The Trustee accepts the trusts created by the Indenture, as supplemented by this Seventh Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Indenture, as supplemented by this Seventh Supplemental Indenture.

Section 6.08. Effectiveness. The provisions of this Seventh Supplemental Indenture shall become effective as of the date hereof.

Section 6.09. Trustee Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Notes, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Seventh Supplemental Indenture or of the Notes. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Notes or the proceeds thereof.

Section 6.10. Calculations. The Company will be responsible for making all calculations called for under this Seventh Supplemental Indenture and the Notes, including but not limited to determination of redemption price, premium, if any, and any additional amounts or other amounts payable on the Notes. The Company will make all such calculations in good faith and, absent manifest error, its calculations will be final and binding on Holders. The Company will provide a schedule of its calculations to the Trustee and the Trustee is entitled to rely conclusively upon the accuracy of such calculations without independent verification. The Company will deliver a copy of such schedule to any Holder upon the written request of such Holder.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Supplemental Indenture to be duly executed as of the date first above written.

S&P GLOBAL INC.

By:	/s/ Alma Rose Montanez
	Name:	Alma Rose Montanez
	Title:	Assistant Corporate Secretary & Chief Corporate Counsel

STANDARD & POOR’S FINANCIAL
SERVICES LLC, as Guarantor

By:	/s/ John L. Berisford
	Name:	John L. Berisford
	Title:	President

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Orlando Jones
	Name:	Orlando Jones
	Title:	Assistant Vice President

APPENDIX A

PROVISIONS RELATING TO THE NOTES

1.1 Definitions.

For the purposes of this Appendix A the following terms shall have the meanings indicated below:

“Business Day” means each day other than a Saturday, Sunday or a day on which the Trustee or commercial banking institutions are authorized or required by law to close in New York City or London, England.

“Definitive Notes” means certificated Notes (bearing the Restricted Securities Legend if the transfer of such Note is restricted by applicable law) that do not include the Global Notes Legend.

“Depository” means The Depository Trust Company, its nominees and their respective successors.

“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.

“Exchange Securities” has the meaning set forth in the Registration Rights Agreement.

“Existing Noteholders” means the holders of INFO Notes who tendered their INFO Notes pursuant to the Offering Memorandum to obtain the Notes.

“Global Notes Legend” means the legend set forth in Section 2.2(f)(i)(z).

“INFO Notes” means the outstanding notes of certain series issued by IHS Markit Ltd.

“Initial Certificated Notes” means certificated Notes issued by S&P Global Inc. to the Initial Holder.

“Initial Holder” means S&P Global Market Intelligence Inc.

“Non-U.S. Person” means a person who is not a U.S. person, as defined in Regulation S.

“Offering Memorandum” means the confidential offering memorandum and consent solicitation statement (including the exhibits attached thereto and the documents incorporated by reference therein), dated November 16, 2021.

“QIB” means a “qualified institutional buyer” as defined in Rule 144A.

“Regulation S” means Regulation S under the Securities Act.

“Regulation S Legend” means the legend set forth in Section 2.2(f)(i)(y).

“Regulation S Notes” means all Notes delivered to Existing Noteholders outside the United States in reliance on Regulation S.

“Restricted Period” with respect to any Notes, means the period of 40 consecutive days beginning on and including the later of (a) the day on which such Notes are first offered to persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S, notice of which day shall be promptly given by the Company to the Trustee, and (b) the date hereof.

“Restricted Notes Legend” means the legend set forth in Section 2.2(f)(i)(x).

Appendix A-1

“Rule 144” means Rule 144 under the Securities Act.

“Rule 144A” means Rule 144A under the Securities Act.

“Rule 144A Notes” means all Notes delivered to QIBs in reliance on Rule 144A of Section 4(a)(2) of the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” means the shelf registration statement filed by the Company in connection with the offer and sale of the Notes pursuant to the Registration Rights Agreement.

“Transfer Restricted Notes” means Definitive Notes and any other Notes that bear or are required to bear or are subject to the Restricted Notes Legend or the Regulation S Legend.

“Unrestricted Definitive Note” means Definitive Notes and any other Notes that are not required to bear, or are not subject to, the Restricted Notes Legend.

“Unrestricted Global Notes” means Global Notes and any other Notes that are not required to bear, or are not subject to, the Restricted Notes Legend.

“U.S. Person” means a U.S. Person as defined in Regulation S.

Unless the context otherwise requires, any reference in this Appendix A to a section refers to a section of this Appendix A.

1.2 Other Definitions.

Term	Defined in Section:
Agent Members	2.1	(b)
Clearstream	2.1	(b)
Euroclear	2.1	(b)
Global Notes	2.1	(b)
Regulation S Global Notes	2.1	(b)
Rule 144A Global Notes	2.1	(b)

2. The Notes.

2.1 Form and Dating; Global Notes.

(a) Following execution by the Company, and authentication by the Trustee, of the Global Notes and simultaneous with the cancellation of the Initial Certificated Notes, the Global Notes will be delivered by the Trustee to the Depository upon the instruction of the Initial Holder in exchange for INFO Notes in accordance with the terms and conditions of the Offering Memorandum only to Existing Noteholders who are (1) QIBs in reliance on Rule 144A and/or (2) Non- U.S. Persons and are outside of the United States in reliance on Regulation S. Such Notes may thereafter be transferred in accordance herewith.

(b) Global Notes.

(i) Following execution by the Company, and authentication by the Trustee, of the Global Notes and simultaneous with the cancellation of the Initial Certificated Notes, Rule 144A Notes initially shall be represented by one or more Notes in definitive, fully registered, global form without interest coupons (collectively, the “Rule 144A Global Notes”).

Appendix A-2

Following execution by the Company, and authentication by the Trustee, of the Global Notes and simultaneous with the cancellation of the Initial Certificated Notes, Regulation S Notes initially shall be represented by one or more Notes in fully registered, global form without interest coupons (the “Regulation S Global Notes”), which shall be registered in the name of the Depository or the nominee of the Depository for the accounts of designated agents holding on behalf of Euroclear Bank S.A./N.V., as operator of the Euroclear system (“Euroclear”) or Clearstream Banking, Société Anonyme (“Clearstream”) and such Regulation S Global Notes shall be deemed to be a “temporary global security” for purposes of Rule 903 under Regulation S until the expiration of the Restricted Period.

The aggregate principal amount of each Global Note (as defined below) may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee, as the case may be, in connection with transfers and exchanges of interests therein as herein provided.

The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream Banking Luxembourg” and “CBL Customer Handbook” of Clearstream shall be applicable to transfers of beneficial interests in the Regulation S Global Note that are held by participants through Euroclear or Clearstream.

The term “Global Notes” means the Rule 144A Global Notes and the Regulation S Global Notes and any Unrestricted Global Note. The Global Notes shall bear the Global Note Legend. The Global Notes initially shall (i) be registered in the name of the Depository or the nominee of such Depository, in each case for credit to an account of an Agent Member, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear the Restricted Notes Legend or Regulation S Legend, as appropriate.

Members of, or direct or indirect participants in, the Depository (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Notes. The Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Notes for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository, or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

(ii) Transfers of Global Notes shall be limited to transfer in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Definitive Notes only in accordance with the applicable rules and procedures of the Depository and the provisions of Section 2.2. In addition, a Global Note shall be exchangeable for Definitive Notes only if (1) the Depository (a) notifies the Company that it is unwilling or unable to continue as depository for such Global Note and the Company thereupon fails to appoint a successor depository within 90 days or (b) has ceased to be a clearing agency registered under the Exchange Act, (2) the Company, at its option, notifies the Trustee that it elects to cause the issuance of Definitive Notes or (3) there shall have occurred and be continuing an Event of Default with respect to such Global Note and the Depository shall have requested such exchange; provided that in no event shall the Regulation S Global Note be exchanged by the Company for Definitive Notes prior to (x) the expiration of the Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act. In all cases, Definitive Notes delivered in exchange for any Global Note or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depository in accordance with its customary procedures.

Appendix A-3

(iii) In connection with the transfer of a Global Note as an entirety to beneficial owners pursuant to subsection (ii) of this Section 2.1(b), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and make available for delivery, to each beneficial owner identified by the Depository in writing in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Definitive Notes of authorized denominations.

(iv) Any Transfer Restricted Note delivered in exchange for an interest in a Global Note pursuant to Section 2.2 shall, except as otherwise provided in Section 2.2, bear the Restricted Notes Legend.

(v) Notwithstanding the foregoing, through the Restricted Period, a beneficial interest in such Regulation S Global Note may be held only through Euroclear or Clearstream unless delivery is made in accordance with the applicable provisions of Section 2.2.

(vi) The Holder of any Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

2.2 Transfer and Exchange.

(a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except as set forth in Section 2.1(b). Global Notes will not be exchanged by the Company for Definitive Notes except under the circumstances described in Section 2.1(b)(ii). Global Notes also may be transferred, exchanged or replaced, in whole or in part, as provided in Section 3.6 of the Indenture and as contemplated by Sections 2.2(j) and 2.2(k) hereof. Beneficial interests in a Global Note may be transferred and exchanged as provided in Section 2.2(b) and 2.2(c).

In the event that a Restricted Global Note is exchanged for certificated Notes, prior to the effectiveness of a Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of Section 2.2(b) (including the certification requirements set forth on the reverse of the Notes intended to ensure that such transfers comply with Rule 144A or Regulation S, as the case may be) and such other procedures as may from time to time be adopted by the Company.

(b) Transfer and Exchange of Beneficial Interests in Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with the provisions of the Indenture and the applicable rules and procedures of the Depository. Beneficial interests in Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in Global Notes shall be transferred or exchanged only for beneficial interests in Global Notes. Transfers and exchanges of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

(i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Restricted Notes Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in a Regulation S Global

Appendix A-4

Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). A beneficial interest in an Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.2(b)(i).

(ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests in any Global Note that is not subject to Section 2.2(b)(i), the transferor of such beneficial interest must deliver to the Registrar (1) a written order from an Agent Member given to the Depository in accordance with the applicable rules and procedures of the Depository directing the Depository to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the applicable rules and procedures of the Depository containing information regarding the Agent Member account to be credited with such increase. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in the Indenture and the Notes or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note pursuant to Section 2.2(g).

(iii) Transfer of Beneficial Interests to Another Transfer Restricted Global Note. A beneficial interest in a Transfer Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Transfer Restricted Global Note if the transfer complies with the requirements of Section 2.2(b)(ii) above and the Registrar receives the following:

(A) if the transferee will take delivery in the form of a beneficial interest in a Rule 144A Global Note, then the transferor must deliver a certificate in the form attached to the applicable Note; and

(B) if the transferee will take delivery in the form of a beneficial interest in a Regulation S Global Note, then the transferor must deliver a certificate in the form attached to the applicable Note.

(iv) Transfer and Exchange of Beneficial Interests in a Transfer Restricted Global Note for Beneficial Interests in an Unrestricted Global Note. A beneficial interest in a Transfer Restricted Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 2.2(b)(ii) above and the Registrar receives the following:

(1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form attached to the applicable Note; or

(2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form attached to the applicable Note, and, in each such case, if the Company so requests or if the applicable rules and procedures of the Depository so require, an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend or Regulation S Legend are no longer

Appendix A-5

required in order to maintain compliance with the Securities Act. If any such transfer or exchange is effected pursuant to this subparagraph (iv) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred or exchanged pursuant to this subparagraph (iv).

(v) Transfer and Exchange of Beneficial Interests in an Unrestricted Global Note for Beneficial Interests in a Restricted Global Note. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

(c) Transfer and Exchange of Beneficial Interests in Global Notes for Definitive Notes. A beneficial interest in a Global Note may not be exchanged for a Definitive Note except under the circumstances described in Section 2.1(b)(ii). A beneficial interest in a Global Note may not be transferred to a Person who takes delivery thereof in the form of a Definitive Note except under the circumstances described in Section 2.1(b)(ii). In any case, beneficial interests in Global Notes shall be transferred or exchanged only for Definitive Notes.

(d) Transfer and Exchange of Definitive Notes for Beneficial Interests in Global Notes. Transfers and exchanges of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i), (ii), (iii) or (iv) below, as applicable:

(i) Transfer Restricted Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Transfer Restricted Note proposes to exchange such Transfer Restricted Note for a beneficial interest in a Transfer Restricted Global Note or to transfer such Transfer Restricted Note to a Person who takes delivery thereof in the form of a beneficial interest in a Transfer Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

(A) if the Holder of such Transfer Restricted Note proposes to exchange such Transfer Restricted Note for a beneficial interest in a Transfer Restricted Global Note, a certificate from such Holder in the form attached to the applicable Note;

(B) if such Transfer Restricted Note is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, a certificate from such Holder in the form attached to the applicable Note;

(C) if such Transfer Restricted Note is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate from such Holder in the form attached to the applicable Note;

(D) if such Transfer Restricted Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate from such Holder in the form attached to the applicable Note; or

(E) if such Transfer Restricted Note is being transferred to the Company or a Subsidiary thereof, a certificate from such Holder in the form attached to the applicable Note;

the Trustee shall cancel the Transfer Restricted Note, and increase or cause to be increased the aggregate principal amount of the appropriate Transfer Restricted Global Note.

Appendix A-6

(ii) Transfer Restricted Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Transfer Restricted Note may exchange such Transfer Restricted Note for a beneficial interest in an Unrestricted Global Note or transfer such Transfer Restricted Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if the Registrar receives the following:

(1) if the Holder of such Transfer Restricted Note proposes to exchange such Transfer Restricted Note for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form attached to the applicable Note; or

(2) if the Holder of such Transfer Restricted Notes proposes to transfer such Transfer Restricted Note to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form attached to the applicable Note, and, in each such case, if the Company so requests or if the applicable rules and procedures of the Depository so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of this subparagraph (ii), the Trustee shall cancel the Transfer Restricted Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note. If any such transfer or exchange is effected pursuant to this subparagraph (ii) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an Authentication Order, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Transfer Restricted Notes transferred or exchanged pursuant to this subparagraph (ii).

(iii) Unrestricted Definitive Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Definitive Note may exchange such Unrestricted Definitive Note for a beneficial interest in an Unrestricted Global Note or transfer such Unrestricted Definitive Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Definitive Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes. If any such transfer or exchange is effected pursuant to this subparagraph (iii) at a time when an Unrestricted Global Note has not yet been issued, the Company, shall issue and, upon receipt of an Authentication Order, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of Unrestricted Definitive Notes transferred or exchanged pursuant to this subparagraph (iii).

(iv) Unrestricted Definitive Notes to Beneficial Interests in Transfer Restricted Global Notes. An Unrestricted Definitive Note cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

(e) Transfer and Exchange of Definitive Notes for Definitive Notes. Upon request by a Holder of Definitive Notes and such Holder’s compliance with the provisions of this Section 2.2(e), the Registrar shall register the transfer or exchange of Definitive Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Definitive Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.2(e).

Appendix A-7

(i) Transfer Restricted Notes to Transfer Restricted Notes. A Transfer Restricted Note may be transferred to and registered in the name of a Person who takes delivery thereof in the form of a Transfer Restricted Note if the Registrar receives the following:

(A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form attached to the applicable Note;

(B) if the transfer will be made pursuant to Rule 903 or Rule 904 under the Securities Act, then the transferor must deliver a certificate in the form attached to the applicable Note; or

(C) if the transfer will be made pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate in the form attached to the applicable Note.

(ii) Transfer Restricted Notes to Unrestricted Definitive Notes. Any Transfer Restricted Note may be exchanged by the Holder thereof for an Unrestricted Definitive Note or transferred to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note only if the Registrar receives the following:

(A) if the Holder of such Transfer Restricted Note proposes to exchange such Transfer Restricted Note for an Unrestricted Definitive Note, a certificate from such Holder in the form attached to the applicable Note; or

(B) if the Holder of such Transfer Restricted Note proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Note, a certificate from such Holder in the form attached to the applicable Note, and, in each such case, if the Company so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Restricted Notes Legend are no longer required in order to maintain compliance with the Securities Act.

(iii) Unrestricted Definitive Notes to Unrestricted Definitive Notes. A Holder of an Unrestricted Definitive Note may transfer such Unrestricted Definitive Notes to a Person who takes delivery thereof in the form of an Unrestricted Definitive Note at any time. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Definitive Notes pursuant to the instructions from the Holder thereof.

(iv) Unrestricted Definitive Notes to Transfer Restricted Notes. An Unrestricted Definitive Note cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a Transfer Restricted Note.

(f) Legend.

(i)(x) Except as permitted by the following paragraph (ii), each Note certificate evidencing the Initial Certificated Notes, the Global Notes and the Definitive Notes (and all Notes issued in exchange therefor or in substitution thereof) shall bear a legend in substantially the following form (each defined term in the legend being defined as such for purposes of the legend only):

Appendix A-8

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO THE COMPANY OR ONE OF ITS AFFILIATES, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES THAT IT SHALL NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE. ”

(y) Prior to the expiration of the Restricted Period, each Regulation S Note shall bear the following additional legend:

“THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY US PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE. THE FOREGOING SHALL NOT APPLY FOLLOWING THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (I) THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED AND (II) THE DATE OF ISSUANCE OF THESE SECURITIES. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES THAT IT SHALL NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.”

(z) Each Global Note shall bear the following additional legends:

“UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Appendix A-9

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF”

(ii) Upon any sale or transfer of a Transfer Restricted Note that is a Definitive Note, the Registrar shall permit the Holder thereof to exchange such Transfer Restricted Note for a Definitive Note that does not bear the legends set forth above and rescind any restriction on the transfer of such Transfer Restricted Note if the Holder certifies in writing to the Registrar that its request for such exchange was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Note).

(iii) Upon a sale or transfer after the expiration of the Restricted Period of any Note acquired pursuant to Regulation S, all requirements that such Note bear the Restricted Notes Legend shall cease to apply and the requirements requiring any such Note be issued in global form shall continue to apply.

(g) Cancellation or Adjustment of Global Note. At such time as all beneficial interests in a particular Global Note have been exchanged for Definitive Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 3.9 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Definitive Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

(h) Obligations with Respect to Transfers and Exchanges of Notes.

(i) To permit registrations of transfers and exchanges the Company shall execute and the Trustee shall authenticate, Definitive Notes and Global Notes at the Registrar’s request.

(ii) No service charge shall be made for any registration of transfer or exchange; provided, however, that the Company may require payment of a sum sufficient to pay all taxes, assessments or similar governmental charges in connection with any transfer or exchange.

(iii) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, a Paying Agent or the Registrar shall deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

(iv) All Notes issued upon any transfer or exchange pursuant to the terms of the Indenture shall evidence the same debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

Appendix A-10

(v) The transferor of any Note shall provide or cause to be provided to the Trustee all information reasonably requested by the Trustee that is necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6045 of the Internal Revenue Code of 1986, as amended. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information. In connection with any proposed exchange of a certificated Note for a Global Note, the Company or the Depository shall provide or cause to be provided to the Trustee all information reasonably requested by the Trustee that is necessary to allow the Trustee to comply with any applicable tax reporting obligations, including without limitation any cost basis reporting obligations under Section 6045 of the Internal Revenue Code of 1986, as amended. The Trustee may rely on information provided to it and shall have no responsibility to verify or ensure the accuracy of such information.

(i) No Obligation of the Trustee.

(i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, a member of, or a participant in the Depository or any other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes. All notices and communications to be given to the Holders and all payments to be made to the Holders under the Notes shall be given or made only to the registered Holders (which shall be the Depository or its nominee in the case of a Global Note). The rights of beneficial owners in any Global Note shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may conclusively rely and shall be fully protected in so relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

(ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Depository participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

(j) Shelf Registration Statement. After a transfer of any Note pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Note, all requirements pertaining to legends on such Note will cease to apply and the requirements that any such Note be issued in global form will continue to apply.

(k) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company will issue, under the Indenture and, upon receipt of an authentication order in accordance with the Indenture, the Trustee will authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes accepted for exchange in the Exchange Offer by each Person that certifies in the applicable letter of transmittal (A) that any Exchange Securities to be received by it will be acquired in the ordinary course of its business, (B) that at the time of the commencement of the Exchange Offer, it has no arrangement or understanding with any person to participate in the distribution (within the meaning of Securities Act) of any Exchange Securities in

Appendix A-11

violation of the Securities Act, (C) that it is not an “affiliate” (as defined in Rule 405 promulgated under Securities Act) of the Company, (D) if such Person is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of any Exchange Securities; and (E) if such Person is a broker-dealer that will receive Exchange Securities for its own account in exchange for Notes that were acquired as a result of market-making or other trading activities, that it will deliver a prospectus in connection with any resale of such Exchange Securities.. Following the consummation of the Exchange Offer, the Exchange Securities will be treated as the same series as the original Notes.

Concurrently with the issuance of such Exchange Securities, the Trustee will cause the aggregate principal amount of the Restricted Global Notes to be reduced accordingly.

Appendix A-12

EXHIBIT A

[FORM OF FACE OF NOTE]

[Global Notes Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

[Restricted Notes Legend]

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO THE COMPANY OR ONE OF ITS AFFILIATES, (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES THAT IT SHALL NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

Prior to the expiration of the Restricted Period each Regulation S Note shall bear the following additional legend:

Exhibit A-1

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY US PERSON, UNLESS SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF IS AVAILABLE. THE FOREGOING SHALL NOT APPLY FOLLOWING THE EXPIRATION OF FORTY DAYS FROM THE LATER OF (I) THE DATE ON WHICH THESE SECURITIES WERE FIRST OFFERED AND (II) THE DATE OF ISSUANCE OF THESE SECURITIES. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, REPRESENTS AND AGREES THAT IT SHALL NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

Exhibit A-2

EXHIBIT A-1

[FORM OF 5.000% SENIOR NOTES DUE 2022]

S&P GLOBAL INC.

5.000% SENIOR NOTE DUE 2022

Fully and Unconditionally Guaranteed by

Standard & Poor’s Financial Services LLC

Principal Amount: $___

No. A-___

CUSIP: 78409VAT11

U75091 AF22

ISIN: US78409VAT171

USU75091AF242

S&P GLOBAL INC., a New York corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]3 [S&P Global Market Intelligence Inc.]4, or registered assigns, the principal sum of $___ on November 1, 2022 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from March 2, 2022 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 5.000% per annum, on May 1 and November 1 (each such date, an “Interest Payment Date”), commencing May 1, 2022, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on April 15 and October 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[1]	For Rule 144A Note(s).
[2]	For Regulation S Note(s).
[3]	Include for a global note.
[4]	Include for an initial certificated note.

A-1-1

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of May 26, 2015, among the Company, Standard & Poor’s Financial Services LLC, as Guarantor, and U.S. Bank Trust Company, National Association (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Seventh Supplemental Indenture thereto, dated as of March 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantor party thereto and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “5.000% Senior Notes due 2022” (collectively, the “Notes”), initially limited in aggregate principal amount to $734,098,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-1-2

Sinking Fund. The Notes are not subject to any sinking fund.

Redemption and Repurchase. The Notes are subject to optional redemption, and may be the subject of an offer to purchase upon the occurrence of a Change of Control Triggering Event, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with, except as stated therein, the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

Guarantee. This Note will be entitled to the benefits of a Guarantee made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, Guarantee release provisions, duties and obligations thereunder of the Guarantor, the Trustee and the Holders.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company or the Guarantor shall have any liability for any obligations of the Company or the Guarantor under any Notes, the Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

A-1-3

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

A-1-4

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[remainder of page intentionally left blank]

A-1-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed and attested.

Dated: March 2, 2022

S&P GLOBAL INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

A-1-6

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventh Supplemental Indenture.

Dated: March 2, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee

By:
Name:
Title:

A-1-7

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:

Signed:

(Sign exactly as name appears on the other side of this Note)

Signature Guarantee

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

A-1-8

EXHIBIT A-2

[FORM OF 4.125% SENIOR NOTES DUE 2023]

S&P GLOBAL INC.

4.125% SENIOR NOTE DUE 2023

Fully and Unconditionally Guaranteed by

Standard & Poor’s Financial Services LLC

Principal Amount: $___

No. A-___

CUSIP:	78409V AU8[5]
U75091 AG0[6]
ISIN:	US78409VAU89[5]
USU75091AG07[6]

S&P GLOBAL INC., a New York corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]7 [S&P Global Market Intelligence Inc.]8, or registered assigns, the principal sum of $___ on August 1, 2023 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from March 2, 2022 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 4.125% per annum, on February 1 and August 1 (each such date, an “Interest Payment Date”), commencing August 1, 2022, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on January 15 and July 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[5]	For Rule 144A Note(s).
[6]	For Regulation S Note(s).
[7]	Include for a global note.
[8]	Include for an initial certificated note.

A-2-1

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of May 26, 2015, among the Company, Standard & Poor’s Financial Services LLC, as Guarantor, and U.S. Bank Trust Company, National Association (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Seventh Supplemental Indenture thereto, dated as of March 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantor party thereto and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “4.125% Senior Notes due 2023” (collectively, the “Notes”), initially limited in aggregate principal amount to $462,292,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-2-2

Sinking Fund. The Notes are not subject to any sinking fund.

Redemption and Repurchase. The Notes are subject to optional redemption, and may be the subject of an offer to purchase upon the occurrence of a Change of Control Triggering Event, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with, except as stated therein, the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

Guarantee. This Note will be entitled to the benefits of a Guarantee made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, Guarantee release provisions, duties and obligations thereunder of the Guarantor, the Trustee and the Holders.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company or the Guarantor shall have any liability for any obligations of the Company or the Guarantor under any Notes, the Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

A-2-3

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

A-2-4

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[remainder of page intentionally left blank]

A-2-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed and attested.

Dated: March 2, 2022

S&P GLOBAL INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

A-2-6

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventh Supplemental Indenture.

Dated: March 2, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee

By:
Name:
Title:

A-2-7

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:

Signed:

(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

A-2-8

EXHIBIT A-3

[FORM OF 3.625% SENIOR NOTES DUE 2024]

S&P GLOBAL INC.

3.625% SENIOR NOTE DUE 2024

Fully and Unconditionally Guaranteed by

Standard & Poor’s Financial Services LLC

Principal Amount: $___

No. A-___

CUSIP:	78409VAV6[9]
U75091AH8[10]
ISIN:	US78409VAV62[9]
USU75091AH89[10]

S&P GLOBAL INC., a New York corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]11 [S&P Global Market Intelligence Inc.]12, or registered assigns, the principal sum of $___ on May 1, 2024 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from March 2, 2022 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 3.625% per annum, on May 1 and November 1 (each such date, an “Interest Payment Date”), commencing May 1, 2022, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on April 15 and October 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[9]	For Rule 144A Note(s).
[10]	For Regulation S Note(s).
[11]	Include for a global note.
[12]	Include for an initial certificated note.

A-3-1

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of May 26, 2015, among the Company, Standard & Poor’s Financial Services LLC, as Guarantor, and U.S. Bank Trust Company, National Association (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Seventh Supplemental Indenture thereto, dated as of March 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantor party thereto and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “3.625% Senior Notes due 2024” (collectively, the “Notes”), initially limited in aggregate principal amount to $353,197,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-3-2

Sinking Fund. The Notes are not subject to any sinking fund.

Redemption and Repurchase. The Notes are subject to optional redemption, and may be the subject of an offer to purchase upon the occurrence of a Change of Control Triggering Event, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with, except as stated therein, the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

Guarantee. This Note will be entitled to the benefits of a Guarantee made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, Guarantee release provisions, duties and obligations thereunder of the Guarantor, the Trustee and the Holders.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company or the Guarantor shall have any liability for any obligations of the Company or the Guarantor under any Notes, the Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

A-3-3

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

A-3-4

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[remainder of page intentionally left blank]

A-3-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed and attested.

Dated: March 2, 2022

S&P GLOBAL INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

A-3-6

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventh Supplemental Indenture.

Dated: March 2, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee

By:
Name:
Title:

A-3-7

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:

Signed:

(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

A-3-8

EXHIBIT A-4

[FORM OF 4.750% SENIOR NOTES DUE 2025]

S&P GLOBAL INC.

4.750% SENIOR NOTE DUE 2025

Fully and Unconditionally Guaranteed by

Standard & Poor’s Financial Services LLC

Principal Amount: $___

No. A-___

CUSIP:	78409V AW4[13]
U75091 AJ4[14]
ISIN:	US78409VAW46[13]
USU75091AJ46[14]

S&P GLOBAL INC., a New York corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]15 [S&P Global Market Intelligence Inc.]16, or registered assigns, the principal sum of $___ on February 15, 2025 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from March 2, 2022 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 4.750% per annum, on February 15 and August 15 (each such date, an “Interest Payment Date”), commencing August 15, 2022, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on February 1 and August 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[13]	For Rule 144A Note(s).
[14]	For Regulation S Note(s).
[15]	Include for a global note.
[16]	Include for an initial certificated note.

A-4-1

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of May 26, 2015, among the Company, Standard & Poor’s Financial Services LLC, as Guarantor, and U.S. Bank Trust Company, National Association (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Seventh Supplemental Indenture thereto, dated as of March 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantor party thereto and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “4.750% Senior Notes due 2025” (collectively, the “Notes”), initially limited in aggregate principal amount to $795,818,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-4-2

Sinking Fund. The Notes are not subject to any sinking fund.

Redemption and Repurchase. The Notes are subject to optional redemption, and may be the subject of an offer to purchase upon the occurrence of a Change of Control Triggering Event, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with, except as stated therein, the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

Guarantee. This Note will be entitled to the benefits of a Guarantee made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, Guarantee release provisions, duties and obligations thereunder of the Guarantor, the Trustee and the Holders.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company or the Guarantor shall have any liability for any obligations of the Company or the Guarantor under any Notes, the Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

A-4-3

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

A-4-4

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[remainder of page intentionally left blank]

A-4-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed and attested.

Dated: March 2, 2022

S&P GLOBAL INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

A-4-6

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventh Supplemental Indenture.

Dated: March 2, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee

By:
Name:
Title:

A-4-7

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:

Signed:

(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

A-4-8

EXHIBIT A-5

[FORM OF 4.000% SENIOR NOTES DUE 2026]

S&P GLOBAL INC.

4.000% SENIOR NOTE DUE 2026

Fully and Unconditionally Guaranteed by

Standard & Poor’s Financial Services LLC

Principal Amount: $___

No. A-___

CUSIP:	78409V AX2[17]
U75091 AK1[18]
ISIN:	US78409VAX29[17]
USU75091AK19[18]

S&P GLOBAL INC., a New York corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]19 [S&P Global Market Intelligence Inc.]20, or registered assigns, the principal sum of $___ on March 1, 2026 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from March 2, 2022 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 4.000% per annum, on March 1 and September 1 (each such date, an “Interest Payment Date”), commencing September 1, 2022, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on February 15 and August 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[17]	For Rule 144A Note(s).
[18]	For Regulation S Note(s).
[19]	Include for a global note.
[20]	Include for an initial certificated note.

A-5-1

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of May 26, 2015, among the Company, Standard & Poor’s Financial Services LLC, as Guarantor, and U.S. Bank Trust Company, National Association (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Seventh Supplemental Indenture thereto, dated as of March 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantor party thereto and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “4.000% Senior Notes due 2026” (collectively, the “Notes”), initially limited in aggregate principal amount to $497,157,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-5-2

Sinking Fund. The Notes are not subject to any sinking fund.

Redemption and Repurchase. The Notes are subject to optional redemption, and may be the subject of an offer to purchase upon the occurrence of a Change of Control Triggering Event, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with, except as stated therein, the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

Guarantee. This Note will be entitled to the benefits of a Guarantee made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, Guarantee release provisions, duties and obligations thereunder of the Guarantor, the Trustee and the Holders.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company or the Guarantor shall have any liability for any obligations of the Company or the Guarantor under any Notes, the Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

A-5-3

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

A-5-4

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[remainder of page intentionally left blank]

A-5-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed and attested.

Dated: March 2, 2022

S&P GLOBAL INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

A-5-6

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventh Supplemental Indenture.

Dated: March 2, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee

By:
Name:
Title:

A-5-7

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:

Signed:

(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

A-5-8

EXHIBIT A-6

[FORM OF 4.750% SENIOR NOTES DUE 2028]

S&P GLOBAL INC.

4.750% SENIOR NOTE DUE 2028

Fully and Unconditionally Guaranteed by

Standard & Poor’s Financial Services LLC

Principal Amount: $___

No. A-___

CUSIP:	78409V AY0[21]
U75091 AL9[22]
ISIN:	US78409VAY02[21]
USU75091AL91[22]

S&P GLOBAL INC., a New York corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]23 [S&P Global Market Intelligence Inc.]24, or registered assigns, the principal sum of $___ on August 1, 2028 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from March 2, 2022 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 4.750% per annum, on February 1 and August 1 (each such date, an “Interest Payment Date”), commencing August 1, 2022, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on January 15 and July 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[21]	For Rule 144A Note(s).
[22]	For Regulation S Note(s).
[23]	Include for a global note.
[24]	Include for an initial certificated note.

A-6-1

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of May 26, 2015, among the Company, Standard & Poor’s Financial Services LLC, as Guarantor, and U.S. Bank Trust Company, National Association (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Seventh Supplemental Indenture thereto, dated as of March 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantor party thereto and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “4.750% Senior Notes due 2028” (collectively, the “Notes”), initially limited in aggregate principal amount to $700,697,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

A-6-2

Sinking Fund. The Notes are not subject to any sinking fund.

Redemption and Repurchase. The Notes are subject to optional redemption, and may be the subject of an offer to purchase upon the occurrence of a Change of Control Triggering Event, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with, except as stated therein, the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

Guarantee. This Note will be entitled to the benefits of a Guarantee made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, Guarantee release provisions, duties and obligations thereunder of the Guarantor, the Trustee and the Holders.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company or the Guarantor shall have any liability for any obligations of the Company or the Guarantor under any Notes, the Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

A-6-3

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

A-6-4

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[remainder of page intentionally left blank]

A-6-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed and attested.

Dated: March 2, 2022

S&P GLOBAL INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

A-6-6

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventh Supplemental Indenture.

Dated: March 2, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee

By:
Name:
Title:

A-6-7

ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:

Signed:

(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

A-6-8

EXHIBIT A-7

[FORM OF 4.250% SENIOR NOTES DUE 2029]

S&P GLOBAL INC.

4.250% SENIOR NOTE DUE 2029

Fully and Unconditionally Guaranteed by

Standard & Poor’s Financial Services LLC

Principal Amount: $___

No. A-___

CUSIP:	78409V AZ7[25]
U75091 AM7[26]
ISIN:	US78409VAZ76[25]
USU75091AM74[26]

S&P GLOBAL INC., a New York corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]27 [S&P Global Market Intelligence Inc.]28, or registered assigns, the principal sum of $___ on May 1, 2029 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from March 2, 2022 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 4.250% per annum, on May 1 and November 1 (each such date, an “Interest Payment Date”), commencing May 1, 2022, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more predecessor securities) is registered at the close of business on April 15 and October 15 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than ten days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[25]	For Rule 144A Note(s).
[26]	For Regulation S Note(s).
[27]	Include for a global note.
[28]	Include for an initial certificated note.

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Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States of America.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more series under an indenture (the “Base Indenture”), dated as of May 26, 2015, among the Company, Standard & Poor’s Financial Services LLC, as Guarantor, and U.S. Bank Trust Company, National Association (herein called the “Trustee,” which term includes any successor Trustee under the Indenture with respect to a series of which this Note is a part), as supplemented by a Seventh Supplemental Indenture thereto, dated as of March 2, 2022 (the “Seventh Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the Guarantor party thereto and the Trustee. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized series of Securities designated as “4.250% Senior Notes due 2029” (collectively, the “Notes”), initially limited in aggregate principal amount to $930,164,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this series and the Notes will constitute a single series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires; provided that if any such Additional Securities are not fungible with the Notes for U.S. federal income tax purposes, such Additional Securities shall have a separate CUSIP number.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

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Sinking Fund. The Notes are not subject to any sinking fund.

Redemption and Repurchase. The Notes are subject to optional redemption, and may be the subject of an offer to purchase upon the occurrence of a Change of Control Triggering Event, as further described in the Indenture. There is no sinking fund or mandatory redemption applicable to the Notes.

Restrictive Covenants. The Indenture contains certain covenants that, among other things, limit the ability of the Company and its Subsidiaries to create liens or the ability of the Company to consolidate, merge or sell, transfer or lease all or substantially all of its assets.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series. Such amendment may be effected under the Indenture at any time by the Company and the Trustee with, except as stated therein, the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual series to waive on behalf of all of the Holders of Securities of such individual series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the currency, herein prescribed.

Guarantee. This Note will be entitled to the benefits of a Guarantee made for the benefit of the Holders. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, Guarantee release provisions, duties and obligations thereunder of the Guarantor, the Trustee and the Holders.

No Recourse Against Others. No director, officer, agent, employee, incorporator, stockholder, partner, member, or manager of the Company or the Guarantor shall have any liability for any obligations of the Company or the Guarantor under any Notes, the Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

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Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the outstanding Notes shall have made written request, and offered indemnity satisfactory to the Trustee to institute such proceedings as Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Security Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes (except with respect to certain payments of Defaulted Interest), whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

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Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed and attested.

Dated: March 2, 2022

S&P GLOBAL INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Seventh Supplemental Indenture.

Dated: March 2, 2022

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION
as Trustee

By:
Name:
Title:

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ASSIGNMENT FORM

I or we assign and transfer this Note to

(Print or type name, address and zip code of assignee or transferee)

(Insert Social Security or other identifying number of assignee or transferee)

and irrevocably appoint agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Dated:

Signed:

(Sign exactly as name appears on the other side of this Note)

Signature Guarantee:

Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor program reasonably acceptable to the Trustee)

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